Note 14 - Income Taxes	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 14 - Income Taxes

The components of income tax expense for the years ended December 31, 2025 and 2024 are as follows (in thousands):

	2025	2024
Federal:
Current	$(145)	$652
Deferred	227	97
Total federal	82	749
State, current	240	441
Total	$322	$1,190

The following table presents the reconciliation between the reported income tax expense and the income tax expense which would be computed by applying the normal federal income tax rate of 21% to income before taxes for the years ended December 31, 2025 and 2024, respectively, as follows (in thousands):

	2025		2024
	Amount	Rate	Amount	Rate
Federal income tax at statutory rate	$135	21.0%	$837	21.0%
State tax, net of federal benefit	187	29.0	349	8.7
Stock compensation expense	25	3.9	26	0.6
BOLI income	(27)	(4.2)	(25)	(0.6)
Other	2	0.3	3	0.1
Total	$322	50.0%	$1,190	29.8%

The components of the net deferred tax asset at December 31, 2025 and 2024 are as follows (in thousands):

	2025	2024
Deferred tax assets:
Allowance for credit losses	$1,353	$1,360
Deferred loan fees	-	83
Stock-based compensation	26	16
Interest on non-accrual loans	96	119
Total deferred tax assets	1,475	1,578

Deferred tax liabilities:
Bank premises and equipment	(307)	(327)
Deferred loan fees	(140)	-
Intangible	(36)	(32)
Unrealized gains on investment securities available for sale	(1)	-
Total deferred tax liabilities	484	359
Net Deferred Tax Asset	$991	$1,219

The net deferred tax asset at December 31, 2025 and 2024 of $991 thousand and $1.2 million, respectively, is included in other assets. No valuation allowance was established at December 31, 2025 and 2024, in view of the Company’s tax strategies and anticipated future taxable income as evidenced by the Company’s earnings potential. The deferred tax asset recognized is attributable solely to federal income tax purposes and does not represent a tax benefit for state or local income taxes.